UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2022

Invesco Mortgage Capital Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE,
Atlanta,	Georgia	30309
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVR PrB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Given recent market volatility, Invesco Mortgage Capital Inc. (the “Company”) has taken actions to prudently manage its investment portfolio. On June 27, 2022, the Company issued a press release to provide certain preliminary financial information as of June 17, 2022, including updates on the Company' portfolio, liquidity and book value. A copy of that press release is attached hereto as Exhibit 99.1 and, with respect to such preliminary financial information, is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Ok

Item 8.01	Other Events.

On June 27, 2022, the Company issued a press release announcing its quarterly dividend for the Company’s common stock. A copy of that press release is attached hereto as Exhibit 99.1 and, with respect to such dividend information, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 27, 2022, issued by Invesco Mortgage Capital Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By: /s/ R. Lee Phegley, Jr.
R. Lee Phegley, Jr.
Chief Financial Officer

Date: June 27, 2022